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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 8, 2002

Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-15925 (Commission File Number)	13-3893191 (I.R.S. Employer Identification No.)

155 Franklin Road, Suite 400
Brentwood, Tennessee 37027
(Address of principal executive offices)

Registrant's telephone number, including area code: (615) 373-9600

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

  99.1
  Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

  99.2
  Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

ITEM 9.    REGULATION FD DISCLOSURE

        On August 7, 2002, Community Health Systems, Inc.'s chief executive officer and chief financial officer each delivered to the Securities and Exchange Commission their individual sworn statements pursuant to section 21(a)(l) of the Securities Exchange Act of 1934, copies of which are attached as Exhibits 99.1 and 99.2.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 8, 2002	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)
	By:	/s/ WAYNE T. SMITH Wayne T. Smith Chairman of the Board President and Chief Executive Officer (principal executive officer)
	By:	/s/ W. LARRY CASH W. Larry Cash Executive Vice President and Chief Financial Officer (principal financial officer)

        Index to Exhibits Filed with the Current Report on Form 8-K Dated August 8, 2002

Exhibit Number	Description
99.1	Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
99.2	Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

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FORM 8-K
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES